A Brighter View

Capital Markets Update

August 2011

MAA

MAA's Strategy

- **Full Cycle Performance Objective**
  - Establish high quality recurring cash flow
  - Capture lower volatility over full cycle
  - Platform supporting a secure and growing dividend
- **Sunbelt Region Focus**
  - Superior demand side performance
  - Competitive advantages to manage supply pressure
- **Large and Secondary Market Strategy**
  - Full cycle performance profile
  - Create value in pricing & operating inefficiencies
- **Create Competitive Advantage**
  - Outperform local market norms
  - Strong property and asset management
  - Scope and sophistication of operating platform
  - Optimize people component
- **Value Investor With Active Deal Flow**
  - Extensive knowledge and market relationships
  - Due diligence and strong execution capabilities
- **Disciplined Capital Deployment Protocols**
  - Forecasting discipline
  - IRR driven
  - Emphasis on value-buyer approach





Successful Public Platform

- MAA total shareholder return has significantly outperformed the sector
- Annual compounded return to shareholders over the last 10 years has been 17.2%
- One of only three multifamily REITs to not reduce dividend over the past 15 years

Annual Compounded Shareholder Return(1)

	MAA	Sector Avg.
3 Year	15.8%	15.2%
5 Year	9.2%	5.5%
10 Year	17.2%	11.8%

MAA Annual Dividend and FFO/Share(2)



$4.00
$3.50
$3.00
$2.50
$2.00
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011F
Dividend
FFO/Share

15 Year Compounded Dividend Growth



2.0%
1.0%
0.0%
1.4%
0.5%
MAA
Sector

(1) SNL Financial 6/30/11

(2) FFO/Share for 2003, 2010, and 2011 excludes non-routine items

Outperforming Sector Over The Full Cycle

Better full cycle performance, with lower volatility, drives stronger and more consistent long-term performance for MAA shareholders

2004-2011F		
	NOI	Std Dev
MAA	2.7%	3.2%
Sector	2.4%	4.4%



Repositioned portfolio and strengthened platform = stronger "up" cycle performance profile
NOI Growth
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
2000
2002
2004
2006
2008
2010
Sector Average
MAA

Source: Greenstreet Advisors Residential Sector Update 5-20-11

High End Asset Quality

Through our disciplined acquisition approach, the overall quality of the portfolio has continued to improve:

	Acquisitions Last 5 years	Total Portfolio
Gross Book Value	$850M	$3,180M
Current Average Age	5 years	15 years
Average Rent	$945	$766
June 2011 NOI Margin	61%	57%





Disciplined Capital Deployment

- Our extensive relationships, market knowledge, and disciplined acquisition process provide a consistent acquisition pipeline
- This pipeline has helped create a diversified asset base in both large and secondary markets
- Our sophisticated platform and management expertise allows us to outperform the market (particularly in secondary markets)
- All of these actions combine to support a high quality cash flow with growing NAV and dividend



Current Value Net Income Minus Apartment CPPI Growth
Last 5 Yrs (annualized)
MAA
HME
EQR
ESS
UDR
AVB
AEC
AIV
BRE
CPT
PPS
CLP
-20%
-15%
-10%
-5%
0%
5%
Last 10 Yrs (annualized)
MAA
HME
AVB
UDR
ESS
EQR
AEC
CPT
BRE
PPS
CLP
AIV
-10%
-5%
0%
5%
10%

Source: Green Street Advisors, July 19, 2011, *Just Smart Capital Allocation*

Well Positioned for Recovery Cycle

- Pro-business and employer environment
- More access to lower cost labor
  - "Right to Work" region
- Strong distribution and logistics structure
- Positive demographic flow
- Lower cost of living
- Lower taxes
  - No state income taxes in TX, TN, FL
- Higher job growth and household formation trends
- Import/export and port activities expected to significantly grow

MAA Market Diversification



Well Positioned for Recovery Cycle

Employment growth in MAA's markets expected to outpace the national average and the major institutional markets.



Annual Employment Growth
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2011
2012
2013
2014
2015
National MSA Average
MAA Secondary Markets
MAA Large Markets
Major Institutional Markets

Annual Compounded Employment Growth (2011-2015):

All MAA Markets: 2.6%

National MSA Average: 2.1%

Note: Approximately 80% of the entire Apartment REIT Sector portfolio is located in the Major Institutional Markets group considered above.

Source: Moody's economy.com

Well Positioned for Recovery Cycle

- According to REIS, for the U.S. as a whole, average annual completions from 2011-2015 are expected to drop 38%.
- In MAA's markets, this drop is expected to exceed 57% and near 60% in MAA's large markets.
- The greatest regional drop is expected to occur in the Southwest region (primarily Texas), at 62%.

Multifamily Completions

	Average 1999-2010	Projected Average 2011-2015	% Drop in Average Annual Supply
All MAA Markets	67,309	29,265	56.5%
Large MAA Markets	55,301	22,356	59.6%
Secondary MAA Markets	12,008	6,910	42.5%
U.S.	129,931	80,348	38.2%
West	33,347	25,110	24.7%
Northeast	12,319	8,595	30.2%
Midwest	12,493	9,818	21.4%
South Atlantic	41,779	25,520	38.9%
Southwest	29,994	11,306	62.3%

Source: REIS

External Growth

- Significant deal flow and opportunities as a result of long established regional focus and in-place networks.
- Extensive market and sub-market knowledge supports accurate and timely analysis.
- Strong property management and asset management capabilities support accurate underwriting and ability to identify opportunities.
- Strong balance sheet enables quick and assured execution for sellers.
- Strong execution capabilities enables ability to handle more complex transactions/more attractive opportunities.
- Competitive advantage within region and markets drives ability to outperform market norms and create value; versus hyper competitive environment in heavy institutional markets where value creation is more challenged.





External Growth

- Aggregate actual cash flows have exceeded proforma
- Outperformed expectations despite significant economic downturn
- Disciplined protocols for deploying capital
- Creating value through the acquisition process and on-going management



Cash Flows on New Acquisitions
Actual v. Proforma ($000's)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$165,000
$160,000
$155,000
$150,000
$145,000
$140,000
$135,000
$130,000
$125,000
$159,976
$154,174
2003
2004
2005
2006
2007
2008
2009
2010
2011YTD
Total
Actual
Proforma

Note: As an IRR buyer, total cash flows include NOI, capital expenditures and financing costs.

Creating Value through External Growth


NOI Operating Margin
60.0%
55.0%
50.0%
45.0%
40.0%
Pre Acquisition Operating Margin, 52.3%
2010 Operating Margin, 56.0%


Total Property Value ($000's)
$700,000
$600,000
$500,000
$400,000
$300,000
Aggregate Purchase Price, $524,146
Aggregate Value, $645,676

- Significant improvement in operating margins drives value creation
- MAA able to create value that less sophisticated operating platforms are unable to achieve
- Capabilities and platform strength include:
  - Yield management systems and aggressive pricing management practices
  - Sophisticated utility management and bill-back capabilities
  - Superior inventory management capabilities
  - Disciplined lease approval and qualifying standards
  - Proactive collections
  - Highly automated leasing and lease renewal programs
  - Extensive training and on-site skills development
  - Active and "hands on" management approach

Note: Analysis based on all fully stabilized properties acquired since 2003 (total of 19 properties). Aggregate current value ($646MM) determined by using same cap rate at time of purchase against the higher NOI achieved by the MAA platform.

Solid Balance Sheet Position

- Balance Sheet significantly strengthened over last ten years
- Total leverage (Debt + Preferred) reduced 18% over last ten years
- Debt to EBITDA and fixed charge coverage better than sector median


FFO/Share**
Debt+Pref/Gross Assets
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
70%
65%
60%
55%
50%
45%
40%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011F


Fixed Charge Coverage*
3.5
3.0
2.5
2.0
1.5
1.0
MAA
Sector


Debt to EBITDA*
8.6
8.4
8.2
8.0
7.8
7.6
7.4
7.2
7.0
MAA
Sector

*Source: BMO Capital Market s Update (5/02/11)

**FFO/Share for 2003, 2010, and 2011 excludes non-routine items.

Positioning Balance Sheet for Future

- Current financing advantage
  - Low cost "legacy" contracts
  - Mature in tranches 2011-2018
  - Capacity and flexibility to grow

- Taking advantage of environment
  - Increasing fixed rate debt to 90%
  - Using long terms (7-10 years), increasing average maturity
  - Building lender relationships

- Long term plans
  - Broaden capital sources
  - Increasing unencumbered asset pool
  - Recent Fitch Rating of BBB
  - $130M private placement unsecured financing transaction closed in July

MAA Debt/Market Cap 6/30/2011



$1.54B
Debt
37%
$2.64B
Common Equity
63%

Attractive Pricing Opportunity

- MAA is currently priced at an implied cap rate discount to the sector average.
- However, MAA's historical long-term internal same store growth (and overall FFO growth) performance exceeds the sector average; established record of exceeding regional 'market' performance levels and sector 'averages'.
- Outlook for continued 'out-performance' is positive.



Total Implied Unleveraged Return
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.4%
5.3%
2.7%
5.8%
Sector Average
MAA
Market Implied Cap Rate
Same Store Growth

Implied 10 Year IRR:

- MAA outperforms by 90 bps on unleveraged basis with continued cap rate discount.
- MAA outperforms by 160 bps on a leveraged basis.
- MAA outperforms by 280 bps on a leveraged basis by capturing the sector's current average cap rate.

Source: Cap rate data from BMO Capital Markets Update (8/8/11) and same store data from Green Street May '11 Residential Sector Update and company filings (last full cycle 2004-2011).

Attractive Pricing Opportunity

From 2000-2010, the compounded annual growth rate of MAA's FFO/share is 2nd highest in the sector. Despite this performance, future growth priced into the current stock price is 2nd to last in the sector

FFO/Share Compounded Annual Growth Rate (2000-10)


4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
ESS
MAA
AVB
HME
EQR
CPT
UDR
AEC
BRE
PPS
CLP
AIV

% of Stock Price Attributable to Future Growth *


70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
AVB
EQR
ESS
CPT
PPS
BRE
UDR
HME
CLP
AIV
MAA
AEC

* 2011 FFO/assumed 10 % required return = stock price assuming no growth; current share price excess above no growth price as % of current share price.

Source: SNL Financial

Summary

- Unique strategy with proven long-term performance
- Established and proven public platform
- Solid internal growth prospects
- Competitive strengths enables regional outperformance
- Disciplined approach to capital deployment
- Solid balance sheet position
- Well positioned to perform as compared to the sector
- Attractive buying opportunity





MAA
A Brighter View

End of Presentation

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics, the impact of competition, general changes in the apartment industry, expectations for acquisition and joint venture performance, ability to pay dividends and the ability to obtain financing at reasonable rates. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

Eric Bolton
CEO
901-248-4127
eric.bolton@maac.com

Al Campbell
CFO
901-248-4169
al.campbell@maac.com

Leslie Wolfgang
External Reporting
901-248-4126
leslie.wolfgang@maac.com

Jennifer Patrick
Investor Relations
901-435-5371
jennifer.patrick@maac.com

http://ir.maac.com